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                                                               EXHIBIT 23








                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Registration Nos. 2-48760, 33-57793, 33-57795, 33-57797 and 333-83731) of Matthews International Corporation, of our reports dated November 14, 2002 related to the consolidated financial statements and financial statement schedule which appear in this Annual Report on Form 10-K.






                                               PRICEWATERHOUSECOOPERS LLP




Pittsburgh, Pennsylvania
December 20, 2002